Fixed Assets - Schedule of Fixed Assets (Details) (10-K) - USD ($)	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Total Fixed Assets	$ 596,227	$ 572,385	$ 365,724
Accumulated Depreciation	(172,579)	(143,818)	(29,427)
Fixed assets, net	423,648	428,567	336,297
Equipment [Member]
Total Fixed Assets	$ 58,645	42,643	34,804
Vehicles [Member]
Total Fixed Assets		$ 529,742	$ 330,920